UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of The Securities Exchange Act of 1934


                 Date of Report:  March 3, 2006
                (Date of earliest event reported)



                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)




      Delaware              000-06217            94-1672743
      (State of            (Commission          (IRS Employer
   incorporation)          File Number)      Identification No.)


  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4c))

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Item 7.01 REGULATION FD DISCLOSURE

          Attached hereto as Exhibit 99.1 and
          incorporated by reference herein is the
          text of Intel Corporation's announcement regarding an update to forward-looking statements relating to the first quarter of 2006 as presented in a press release of March 3, 2006. The information in this report shall be deemed incorporated by reference into any registration statement heretofore and hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities
          Exchange Act of 1934, as amended.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEL CORPORATION
                                     (Registrant)

Date: March 3, 2006               By: /s/Cary I. Klafter
                                      -------------------
                                      Cary I. Klafter
                                      Secretary